Exhibit 99.1

NETGEAR® REPORTS RECORD SECOND QUARTER 2011 RESULTS

•	Second quarter 2011 net revenue of $291.2 million, as compared to $195.9 million in the comparable prior year quarter, 49% year-over-year growth
•	Second quarter 2011 non-GAAP net income of $24.7 million, as compared to $13.7 million in the comparable prior year quarter, 80% year-over-year growth
•	Second quarter 2011 non-GAAP diluted earnings per share of $0.65, as compared to $0.38 in the comparable prior year quarter, 71% year-over-year growth
•	Company expects third quarter 2011 net revenue to be in the range of $290 million to $300 million, with non-GAAP operating margin in the range of 11% to 12%

SAN JOSE, California – July 28, 2011 – NETGEAR, Inc. (NASDAQGM: NTGR), a global networking company that delivers innovative products to consumers, businesses and service providers, today reported financial results for the second quarter ended July 3, 2011.

Net revenue for the second quarter ended July 3, 2011 was $291.2 million, as compared to $195.9 million for the second quarter ended June 27, 2010, and as compared to $278.8 million in the first quarter ended April 3, 2011. Net income, computed in accordance with GAAP, for the second quarter of 2011 was $20.6 million, or $0.54 per diluted share. This compared to GAAP net income of $10.5 million, or $0.29 per diluted share, for the second quarter of 2010, and to GAAP net income of $21.2 million, or $0.57 per diluted share, in the first quarter of 2011.

Gross margin on a non-GAAP basis in the second quarter of 2011 was 31.7%, as compared to 36.3% in the year ago comparable quarter, and 32.1% in the first quarter of 2011. Non-GAAP operating margin was 11.9% in the second quarter of 2011, as compared to 13.1% in the second quarter of 2010, and 12.6% in the first quarter of 2011. Non-GAAP net income was $0.65 per diluted share in the second quarter of 2011, as compared to non-GAAP net income of $0.38 per diluted share in the second quarter of 2010, and non-GAAP net income of $0.65 per diluted share in the first quarter of 2011.

The differences between GAAP and non-GAAP financial measures include adjustments, net of any tax effect, for amortization of purchased intangibles, stock-based compensation, restructuring charges, acquisition related compensation and transitional expenses, impact to cost of sales from acquisition accounting adjustments to inventory, and litigation reserves. The accompanying schedules provide a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis.

Patrick Lo, Chairman and Chief Executive Officer of NETGEAR, commented, “For the second quarter of 2011, we are extremely pleased with our year-over-year growth in all three geographic regions, especially sequential double digit growth in the Americas and APAC. We continue to carry positive momentum out of a very strong first quarter, and our new products continue to exceed our expectations and enable us to gain market share. Q2 2011 also marks another quarter of record revenue. Q2 2011 was powered by triple digit revenue growth from service providers, which accounted for approximately 37% of the Company’s total revenue in the second quarter 2011, as compared to 16% in the prior year quarter and 29% in the first quarter of 2011. This includes revenue from our CNS division, which we acquired from Westell in mid-April 2011. Our service provider revenue in Q2 also benefited from a one-time $10 million order from a major service provider customer.”

“We introduced another 17 new products in Q2 2011 as we continue to build on our new product momentum. Notable new products include the compact WiFi repeater/booster for home use, the stackable 48 port Gigabit Smart Switch with 10Gig uplinks, and the mini travel router for the Asian market.”

Christine Gorjanc, Chief Financial Officer of NETGEAR, said, “We ended the second quarter of 2011 with $277.9 million in cash, cash equivalents and short-term investments, compared to $231.0 million at the end of the second quarter of 2010, and $279.2 million at the end of the first quarter of 2011. Our net inventory ended at $137.8 million, compared to $125.7 million at the end of the second quarter of 2010, and $140.1 million at the end of the first quarter of 2011.”

Net revenue by geography comprises gross revenue less such items as marketing incentives paid to customers, sales returns and price protection. The following table shows net revenue by geography for the periods indicated:

	Three months ended
	July 3, 2011		April 3, 2011		June 27, 2010
Americas	$149,526	51%	$131,947	47%	$103,567	53%
Europe, Middle-East and Africa	110,331	38%	122,620	44%	67,998	35%
Asia Pacific	31,383	11%	24,256	9%	24,384	12%
	$291,240	100%	$278,823	100%	$195,949	100%

As we previously announced, beginning this quarter, the Company’s business is now managed in three specific business units: retail, commercial, and service provider. Each business unit is managed by a Senior Vice President/General Manager. We believe this new structure enables us to better focus our efforts on our core customer segments and allows us to be more nimble and opportunistic as a company overall. The Company has included financial information specific to these business units in the accompanying tables. Additionally, the Company will provide disclosure of financial information specific to each of these three business units in its quarterly report on Form 10-Q for the quarter ended July 3, 2011.

Looking forward, Mr. Lo added, “We believe the third quarter 2011 will present sequential increase in market demand due to back to school for both our retail and commercial business units. However, we believe our service provider revenue will be down from Q2 which benefited from a one-time $10 million order. In the third quarter of 2011, we intend to roll out 20 new products to continue our momentum in innovation. For the third quarter of 2011, we expect net revenue in the range of approximately $290 million to $300 million, with non-GAAP operating margin to be in the range of 11% to 12%.”

Investor Conference Call / Webcast Details

NETGEAR will review the second quarter 2011 results and discuss management’s expectations for the third quarter of 2011 today, Thursday, July 28, 2011 at 5 p.m. EDT (2 p.m. PDT). The dial-in number for the live audio call is (201) 689-8471. A live webcast of the conference call will be available on NETGEAR’s website at www.netgear.com. A replay of the call will be available 2 hours following the call through midnight EDT (9 p.m. PDT) on Thursday, August 4, 2011 by telephone at (858) 384-5517 and via the web at www.netgear.com. The account number to access the phone replay is 375526.

About NETGEAR, Inc.

NETGEAR (NASDAQGM: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. For consumers, the company makes high performance, dependable and easy to use home networking, storage and digital media products to connect people with the Internet and their content and devices. For businesses, NETGEAR provides networking, storage and security solutions without the cost and complexity of Big IT. The company also supplies top service providers with retail proven, whole home solutions for their customers. NETGEAR products are built on a variety of proven technologies such as wireless, Ethernet and powerline, with a focus on reliability and ease-of-use. NETGEAR products are sold in approximately 27,000 retail locations around the globe, and through more than 37,000 value-added resellers. The company’s headquarters are in San Jose, Calif., with additional offices in 25 countries. NETGEAR is an ENERGY STAR partner. More information is available at http://www.netgear.com or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2011 NETGEAR, Inc. NETGEAR and the NETGEAR logo are trademarks or registered trademarks of NETGEAR, Inc. in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:

Joseph Villalta

The Ruth Group

(646) 536-7003

jvillalta@theruthgroup.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “believe”, “will”, “may”, “should”, “estimate”, “project”, “outlook”, “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements, among others, regarding NETGEAR’s expected revenue, earnings, gross and operating margin and operating income on both a GAAP and non-GAAP basis, our ability and intent to launch new product offerings and continue product development efforts, our expectations regarding our new three-business unit structure, current and future demand for the Company’s existing and anticipated new products, and our ability to increase market share for the Company’s products globally. These statements are based on management’s current expectations and are subject to certain risks and uncertainties, including, without limitation, the following: future demand for the Company’s products may be lower than anticipated; consumers may choose not to adopt the Company’s new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company’s products or utilize competing products; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; channel inventory information reported is estimated based on the average number of weeks of inventory on hand on the last Saturday of the quarter, as reported by certain of NETGEAR’s customers; changes in the level of NETGEAR’s cash resources and the Company’s planned usage of such resources; changes in the Company’s stock price and developments in the business that could increase the Company’s cash needs, fluctuations in foreign exchange rates, and the actions and financial health of the Company’s customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II – Item 1A. Risk Factors,” pages 35 through 51, in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 3, 2011, filed with the Securities and Exchange Commission on May 10, 2011. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Information:

To supplement our consolidated financial statements presented on a GAAP basis, NETGEAR uses non-GAAP financial measures, which are adjusted to exclude certain expenses and tax benefits, where applicable. We believe non-GAAP financial measures are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NETGEAR’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with generally accepted accounting principles in the United States.

NETGEAR, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	July 3, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$129,423	$126,173
Short-term investments	148,473	144,564
Accounts receivable, net	209,960	226,731
Inventories	137,789	127,394
Deferred income taxes	19,940	19,332
Prepaid expenses and other current assets	36,313	23,850

Total current assets	681,898	668,044
Property and equipment, net	16,636	17,503
Intangibles, net	23,196	6,241
Goodwill	85,944	74,198
Other non-current assets	13,095	14,335

Total assets	$820,769	$780,321

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$72,376	$89,155
Accrued employee compensation	19,676	24,130
Other accrued liabilities	102,293	110,413
Deferred revenue	22,843	27,538
Income taxes payable	-	3,487

Total current liabilities	217,188	254,723
Non-current income taxes payable	20,760	19,719
Other non-current liabilities	5,195	5,443

Total liabilities	243,143	279,885
Stockholders’ equity:
Common stock	37	36
Additional paid-in capital	352,628	316,108
Cumulative other comprehensive income	63	281
Retained earnings	224,898	184,011

Total stockholders’ equity	577,626	500,436

Total liabilities and stockholders’ equity	$820,769	$780,321

NETGEAR, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	July 3, 2011	April 3, 2011	June 27, 2010	July 3, 2011	June 27, 2010

Net revenue	$291,240	$278,823	$195,949	$570,063	$407,504
Cost of revenue	200,863	191,037	126,387	391,900	265,118

Gross profit	90,377	87,786	69,562	178,163	142,386

Operating expenses:
Research and development	11,350	11,014	9,945	22,364	19,250
Sales and marketing	39,036	36,648	30,358	75,684	61,147
General and administrative	10,548	9,645	8,397	20,193	17,339
Restructuring	2,094	-	(81)	2,094	(68)
Litigation reserves, net	(225)	(53)	143	(278)	211

Total operating expenses	62,803	57,254	48,762	120,057	97,879

Income from operations	27,574	30,532	20,800	58,106	44,507
Interest income	106	129	100	235	170
Other income (expense), net	(341)	(330)	132	(671)	(62)

Income before income taxes	27,339	30,331	21,032	57,670	44,615
Provision for income taxes	6,742	9,142	10,567	15,884	20,423

Net income	$20,597	$21,189	$10,465	$41,786	$24,192

Net income per share:
Basic	$0.56	$0.58	$0.30	$1.14	$0.69

Diluted	$0.54	$0.57	$0.29	$1.11	$0.67

Weighted average shares outstanding used to compute net income per share:
Basic	37,017	36,414	35,237	36,712	35,095

Diluted	37,968	37,340	35,943	37,680	35,843

Stock-based compensation expense was allocated as follows:
Cost of revenue	$243	$235	$227	$478	$506
Research and development	606	661	572	$1,267	1,153
Sales and marketing	1,384	1,301	1,193	$2,685	2,405
General and administrative	1,275	1,175	1,131	$2,450	2,200

NETGEAR, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Excluding amortization of purchased intangibles, stock-based compensation, restructuring, acquisition related compensation, impact to cost of sales from acquisition accounting adjustments to inventory, and litigation reserves, net of tax.

(In thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	July 3, 2011	April 3, 2011	June 27, 2010	July 3, 2011	June 27, 2010

Net revenue	$291,240	$278,823	$195,949	$570,063	$407,504
Cost of revenue	198,822	189,445	124,835	388,267	261,986

Gross profit	92,418	89,378	71,114	181,796	145,518

Operating expenses:
Research and development	10,724	10,333	9,066	21,057	17,451
Sales and marketing	37,652	35,347	29,165	72,999	58,742
General and administrative	9,273	8,470	7,266	17,743	15,139

Total operating expenses	57,649	54,150	45,497	111,799	91,332

Income from operations	34,769	35,228	25,617	69,997	54,186
Interest income	106	129	100	235	170
Other income (expense), net	(341)	(330)	132	(671)	(62)

Income before income taxes	34,534	35,027	25,849	69,561	54,294
Provision for income taxes	9,873	10,866	12,121	20,739	23,507

Net income	$24,661	$24,161	$13,728	$48,822	$30,787

Net income per share:
Basic	$0.67	$0.66	$0.39	$1.33	$0.88

Diluted	$0.65	$0.65	$0.38	$1.30	$0.86

Weighted average shares outstanding used to compute net income per share:
Basic	37,017	36,414	35,237	36,712	35,095

Diluted	37,968	37,340	35,943	37,680	35,843

NETGEAR, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

STATEMENT OF OPERATIONS DATA:

	Three months ended			Six months ended
	July 3, 2011	April 3, 2011	June 27, 2010	July 3, 2011	June 27, 2010
GAAP gross profit	$90,377	$87,786	$69,562	$178,163	$142,386
Amortization of intangible assets	1,189	1,357	1,325	2,546	2,626
Stock-based compensation expense	243	235	227	478	506
Impact to cost of sales from acquisition accounting adjustments to inventory	609	-	-	609	-

Non-GAAP gross profit	$92,418	$89,378	$71,114	$181,796	$145,518

Non-GAAP gross margin	31.7%	32.1%	36.3%	31.9%	35.7%

GAAP research and development	$11,350	$11,014	$9,945	$22,364	$19,250
Stock-based compensation expense	(606)	(661)	(572)	(1,267)	(1,153)
Acquisition related compensation	(20)	(20)	(307)	(40)	(646)

Non-GAAP research and development	$10,724	$10,333	$9,066	$21,057	$17,451

GAAP sales and marketing	$39,036	$36,648	$30,358	$75,684	$61,147
Stock-based compensation expense	(1,384)	(1,301)	(1,193)	(2,685)	(2,405)

Non-GAAP sales and marketing	$37,652	$35,347	$29,165	$72,999	$58,742

GAAP general and administrative	$10,548	$9,645	$8,397	$20,193	$17,339
Stock-based compensation expense	(1,275)	(1,175)	(1,131)	(2,450)	(2,200)

Non-GAAP general and administrative	$9,273	$8,470	$7,266	$17,743	$15,139

GAAP total operating expenses	$62,803	$57,254	$48,762	$120,057	$97,879
Stock-based compensation expense	(3,265)	(3,137)	(2,896)	(6,402)	(5,758)
Restructuring	(2,094)	-	81	(2,094)	68
Acquisition related compensation	(20)	(20)	(307)	(40)	(646)
Litigation reserves, net	225	53	(143)	278	(211)

Non-GAAP total operating expenses	$57,649	$54,150	$45,497	$111,799	$91,332

NETGEAR, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

(In thousands, except per share data)

(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three months ended			Six months ended
	July 3, 2011	April 3, 2011	June 27, 2010	July 3, 2011	June 27, 2010
GAAP operating income	$27,574	$30,532	$20,800	$58,106	$44,507
Amortization of intangible assets	1,189	1,357	1,325	2,546	2,626
Stock-based compensation expense	3,508	3,372	3,123	6,880	6,264
Restructuring	2,094	-	(81)	2,094	(68)
Acquisition related compensation	20	20	307	40	646
Impact to cost of sales from acquisition accounting adjustments to inventory	609	-	-	609	-
Litigation reserves, net	(225)	(53)	143	(278)	211

Non-GAAP operating income	$34,769	$35,228	$25,617	$69,997	$54,186

Non-GAAP operating margin	11.9%	12.6%	13.1%	12.3%	13.3%

GAAP net income	$20,597	$21,189	$10,465	$41,786	$24,192
Amortization of intangible assets	1,189	1,357	1,325	2,546	2,626
Stock-based compensation expense	3,508	3,372	3,123	6,880	6,264
Restructuring	2,094	-	(81)	2,094	(68)
Acquisition related compensation	20	20	307	40	646
Impact to cost of sales from acquisition accounting adjustments to inventory	609	-	-	609	-
Litigation reserves, net	(225)	(53)	143	(278)	211
Tax effect	(3,131)	(1,724)	(1,554)	(4,855)	(3,084)

Non-GAAP net income	$24,661	$24,161	$13,728	$48,822	$30,787

NET INCOME PER DILUTED SHARE:
	Three months ended			Six months ended
	July 3, 2011	April 3, 2011	June 27, 2010	July 3, 2011	June 27, 2010
GAAP net income per diluted share	$0.54	$0.57	$0.29	$1.11	$0.67
Amortization of intangible assets	0.03	0.04	0.04	0.07	0.07
Stock-based compensation expense	0.09	0.09	0.09	0.18	0.17
Restructuring	0.06	-	(0.00)	0.06	(0.00)
Acquisition related compensation	0.00	0.00	0.01	0.00	0.02
Impact to cost of sales from acquisition accounting adjustments to inventory	0.02	-	-	0.02	-
Litigation reserves, net	(0.01)	(0.00)	0.00	(0.01)	0.01
Tax effect	(0.08)	(0.05)	(0.05)	(0.13)	(0.08)

Non-GAAP net income per diluted share	$0.65	$0.65	$0.38	$1.30	$0.86

NETGEAR, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

(In thousands, except per share data)

(Unaudited)

	Three months ended
	July 3, 2011	April 3, 2011	December 31, 2010	October 3, 2010	June 27, 2010
Cash, cash equivalents and short-term investments	$277,896	$279,173	$270,737	$243,509	$231,030
Cash, cash equivalents and short-term investments per diluted share	$7.32	$7.48	$7.35	$6.76	$6.43

Accounts receivable, net	$209,960	$197,622	$226,731	$175,599	$138,730
Days sales outstanding (DSO)	66	66	78	73	64

Inventories	$137,789	$140,113	$127,394	$110,394	$125,687
Ending inventory turns	5.8	5.5	5.6	5.8	4.0

Weeks of channel inventory:
U.S. retail channel	10.6	9.3	9.0	10.0	9.9
U.S. distribution channel	6.6	5.4	4.7	6.7	6.1
EMEA distribution channel	5.5	4.2	3.6	4.5	6.0
APAC distribution channel	5.1	4.0	5.5	5.9	4.9

Deferred revenue	$22,843	$18,381	$27,538	$20,957	$17,405

Headcount	731	686	654	646	625
Non-GAAP Diluted shares	37,968	37,340	36,843	36,009	35,943

NETGEAR, INC.

QUARTERLY SEGMENT FINANCIAL INFORMATION

(In thousands, except percentage data)

(Unaudited)

	Three months ended
	July 3, 2011	April 3, 2011	December 31, 2010	October 3, 2010	June 27, 2010
Retail
Net revenue	$107,869	$117,125	$118,665	$115,165	$94,022
Contribution income	21,007	19,878	20,673	18,346	15,154
Contribution margin	19.5%	17.0%	17.4%	15.9%	16.1%

Commercial
Net revenue	$77,112	$79,622	$72,773	$75,532	$70,913
Contribution income	16,122	17,581	14,588	16,910	17,177
Contribution margin	20.9%	22.1%	20.0%	22.4%	24.2%

Service Provider
Net revenue	$106,259	$82,076	$67,093	$45,320	$31,014
Contribution income	9,020	8,381	4,827	997	2,423
Contribution margin	8.5%	10.2%	7.2%	2.2%	7.8%

Total
Net revenue	$291,240	$278,823	$258,531	$236,017	$195,949
Contribution income	46,149	45,840	40,088	36,253	34,754
Contribution margin	15.8%	16.4%	15.5%	15.4%	17.7%

	Three months ended
	July 3, 2011	April 3, 2011	December 31, 2010	October 3, 2010	June 27, 2010
Segment contribution income	$46,149	$45,840	$40,088	$36,253	$34,754
Corporate and unallocated costs	(11,380)	(10,612)	(10,636)	(10,226)	(9,137)
Amortization of intangible assets	(1,189)	(1,357)	(1,323)	(1,344)	(1,325)
Stock-based compensation expense	(3,508)	(3,372)	(2,990)	(2,947)	(3,123)
Restructuring	(2,094)	-	12	8	81
Acquisition related compensation	(20)	(20)	(20)	(20)	(307)
Impact to cost of sales from acquisition accounting adjustments to inventory	(609)	-	-	-	-
Litigation reserves, net	225	53	-	-	(143)
Interest income	106	129	124	132	100
Other income (expense), net	(341)	(330)	(176)	(326)	132

Income before income taxes	$27,339	$30,331	$25,079	$21,530	$21,032

NETGEAR, INC.

ANNUAL SEGMENT FINANCIAL INFORMATION

(In thousands, except percentage data)

(Unaudited)

	Year ended
	December 31, 2010	December 31, 2009
Retail
Net revenue	$435,484	$288,728
Contribution income	71,862	24,901
Contribution margin	16.5%	8.6%

Commercial
Net revenue	$284,539	$209,953
Contribution income	63,021	43,255
Contribution margin	22.1%	20.6%

Service Provider
Net revenue	$182,029	$187,914
Contribution income	14,026	19,697
Contribution margin	7.7%	10.5%

Total
Net revenue	$902,052	$686,595
Contribution income	148,909	87,853
Contribution margin	16.5%	12.8%

	Year ended
	December 31,	December 31,
	2010	2009
Segment contribution income	$148,909	$87,853
Corporate and unallocated costs	(39,244)	(34,248)
Amortization of intangible assets	(5,293)	(5,013)
Stock-based compensation expense	(12,201)	(11,024)
Restructuring	88	(809)
Technology license arrangements	-	(2,500)
Acquisition related compensation	(686)	(113)
Litigation reserves, net	(211)	(2,080)
Interest income	426	629
Other income (expense), net	(564)	(128)

Income before income taxes	$91,224	$32,567